Exhibit 99.1

FOR IMMEDIATE RELEASE
December 1, 2005

Novell Reports Financial Results for Fourth Fiscal Quarter and Full Fiscal Year 2005

Net revenue grows 7% to $320 million, Linux subscriptions more than triple to 65,000, and Identity solutions grow 35% year over year

WALTHAM, Mass. – December 1, 2005 — Novell, Inc. (NASDAQ:NOVL) today announced financial results for its fourth fiscal quarter and fiscal year ended October 31, 2005. For the quarter, Novell reported revenue of $320 million, compared to revenue of $301 million for the fourth fiscal quarter 2004. Net loss available to common stockholders in the fourth fiscal quarter 2005 was $5 million or $0.01 loss per diluted common share. This compared to net income available to common stockholders of $15 million, or $0.03 per diluted common share, for the fourth fiscal quarter 2004.

On a non-GAAP basis, adjusted net income available to common stockholders for the fourth fiscal quarter 2005 was $33 million, or $0.07 per diluted common share, which excludes restructuring charges of $38 million, impairments of investments and intangible assets of $2 million and adjustments for income taxes, debt interest expense and the allocation of earnings to preferred stockholders. This compares to non-GAAP adjusted net income available to common stockholders for the fourth fiscal quarter 2004 of $25 million, or $0.06 per diluted common share, which excludes restructuring charges of $9 million and net investment impairments of $1 million.

For the full fiscal year 2005, Novell reported revenue of $1.198 billion and diluted net income available to common stockholders of $378 million, or $0.86 per diluted common share, including a $448 million net legal settlement with Microsoft. Comparatively, revenue for the full fiscal year 2004 was $1.166 billion and net income available to common stockholders was $31 million, or $0.08 per diluted common share.

During the fourth fiscal quarter 2005, Novell recognized Linux* platform revenue of $61 million, which was up 418% from the year ago quarter. Linux platform revenue included $46 million from sales of Open Enterprise Server (OES) and $15 million of revenue from other Linux products and services. Sales of stand-alone subscriptions to SUSE® Linux Enterprise Server (SLES) totaled 65,000 subscriptions in the quarter, excluding subscriptions sold under enterprise-wide licensing deals, up 137% sequentially, and 216% on a year over year basis. For the full fiscal year 2005, Novell reported Linux platform revenue of $148 million, up 278% from fiscal 2004.

During the fourth fiscal quarter 2005, Novell recognized $84 million of Identity-driven computing revenue, up 35% year over year. Identity-driven computing revenue for the full fiscal year 2005 totaled $258 million, an increase of 14% year over year.

“We are very pleased with the strong finish we had in this fiscal year ” said Jack Messman, Chairman and CEO of Novell. “Our quarterly revenue and profitability on a non-GAAP basis were the highest Novell has achieved for several years. We've made steady progress over the past two years in transforming Novell, including hiring key executives, restructuring our field operations and focusing our business on the Linux and Identity markets. While we are not yet fully complete in that transformation and we still have operational hurdles ahead of us, we enter fiscal year 2006 better prepared to take advantage of our growth opportunities in Linux and Identity. ”

Cash, cash equivalents and short-term investments were $1.7 billion at October 31, 2005, up from $1.6 billion at July 31, 2005. Days sales outstanding (DSO) in accounts receivable was 81 days at the end of the fourth fiscal quarter 2005, up from 77 in the year ago quarter. Deferred revenue was $406 million at the end of the fourth fiscal quarter 2005, up $32 million or 8% from the prior year. Cash flow from operations was $58 million for the fourth fiscal quarter 2005, up from $52 million in the fourth fiscal quarter 2004.

Full details on Novell's reported results, including a reconciliation of the non-GAAP adjusted results, are included in the financial schedules that are a part of this release.

With regard to the previously announced common stock repurchase plan, Novell has not repurchased any of its common stock to date because it has been continuously subject to self-imposed trading blackouts since the share repurchase program was announced on September 22, 2005.

Financial Outlook

Novell management provided the following financial guidance:

  Net revenue for the first fiscal quarter 2006 is expected to be between $260 and $270 million.
  Net income per diluted common share for the first fiscal quarter 2006 is expected to be between $0.02 and $0.03, excluding an estimated $0.03 per share expense from adoption of the new stock-based compensation accounting standard.
  The previously announced restructuring is expected to negatively impact revenue by approximately $40 to $50 million in the full fiscal year 2006, excluding continued expected revenue declines in Novell's legacy Workgroup businesses.
  Novell is targeting operating margins between 12% and 15% for fiscal year 2008.

A summary of Novell’s vision, mission and strategy can be accessed on the Novell® Web site at: http://www.novell.com/company/ir/qresults.

Conference call notification and Web access detail

A live Webcast of a Novell conference call to discuss the quarter will be broadcast at 5:00 PM ET December 1, 2005, from Novell’s Investor Relations Web page:
http://www.novell.com/company/ir/qresults/. The domestic conference call dial-in number is 866-335-5255, password “Novell”, and the international dial-in number is +1-706-679-2263, password “Novell”.

The call will be archived on the Web site approximately 15 minutes after its conclusion, and will be available for telephone playback through midnight ET, December 14. The domestic toll-free replay number is 800-642-1687, and the international replay number is +1-706-645-9291. Replay listeners must enter conference ID number 2116994.

A copy of this press release is posted on Novell's Web site at:
http://www.novell.com/company/ir/qresults/.

Legal notice regarding forward-looking statements

This press release includes statements that are not historical in nature and that may be characterized as “forward-looking statements,” including those related to future financial and operating results, benefits and synergies of the company’s brands and strategies, future opportunities and the growth of the market for Identity-driven computing and Linux and Platform solutions. You should be aware that Novell’s actual results could differ materially from those contained in the forward-looking statements, which are based on current expectations of Novell management and are subject to a number of risks and uncertainties, including, but not limited to, Novell’s ability to integrate acquired operations and employees, Novell’s success in executing its Linux and identity and resource management strategies, Novell’s ability to take a competitive position in the Linux and identity and resource management industries, business conditions and the general economy, market opportunities, potential new business strategies, competitive factors, sales and marketing execution, shifts in technologies or market demand and the other factors described in Novell's Post-Effective Amendment No. 5 to Form S-3 filed with the Securities and Exchange Commission on October 14, 2005. Novell disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this press release.

About Novell

Novell, Inc. (Nasdaq: NOVL) delivers Software for the Open Enterprise™. With more than 50,000 customers in 43 countries, Novell helps customers manage, simplify, secure and integrate their technology environments by leveraging best-of-breed, open standards-based software. With over 20 years of experience, more than 5,000 employees, 5,000 partners and support centers around the world, Novell helps customers gain control over their IT operating environment while reducing cost. More information about Novell can be found at http://www.novell.com.

_________________

Novell and SUSE are registered trademarks, and Software for the Open Enterprise is a trademark of Novell, Inc. in the United States and other countries. * Linux is a registered trademark of Linus Torvalds. All other third-party trademarks are the property of their respective owners.

Press Contact:

Bruce Lowry
Novell, Inc.
Phone: 415-383-8408
E-Mail: blowry@novell.com

Investor Relations Contact:

Bill Smith
Novell, Inc.
Phone: 800-317-3195
E-Mail: wsmith@novell.com

                                                Novell, Inc.
                             Consolidated Unaudited Condensed Statements of Operations
                                     (In thousands, except per share data)

                                                      Fiscal Quarter Ended                      Fiscal Year Ended
                                                ----------------------------------       ---------------------------------
                                                Oct 31, 2005        Oct 31, 2004         Oct 31, 2005       Oct 31, 2004
                                                --------------     ---------------       --------------     --------------
Net revenue
   Software licenses                                 $ 78,111            $ 61,994            $ 213,803          $ 234,037
   Maintenance and services                           242,192             238,663              983,893            931,880
                                                --------------     ---------------       --------------     --------------
Total net revenue                                     320,303             300,657            1,197,696          1,165,917
                                                --------------     ---------------       --------------     --------------

Cost of revenue
   Software licenses                                    7,630               6,857               21,600             23,478
   Maintenance and services                           100,088             103,548              421,519            392,201
                                                --------------     ---------------       --------------     --------------
Total cost of revenue                                 107,718             110,405              443,119            415,679
                                                --------------     ---------------       --------------     --------------

Gross profit                                          212,585             190,252              754,577            750,238
                                                --------------     ---------------       --------------     --------------

Operating expenses
    Sales and marketing                               100,426              96,785              388,846            365,319
    Product development                                53,798              46,703              200,630            195,864
    General and administrative                         31,858              23,236              122,026            102,437
    Restructuring expenses                             37,951               8,916               59,106             22,903
    Acquired in-process research and development            -                   -                  480                  -
    Gain on sale of property, plant and equipment           -                   -               (1,589)            (1,977)
    Gain on settlement of potential litigation              -                   -             (447,560)                 -
                                                --------------     ---------------       --------------     --------------
Total operating expenses                              224,033             175,640              321,939            684,546
                                                --------------     ---------------       --------------     --------------

Income (loss) from operations                         (11,448)             14,612              432,638             65,692

Other income, net                                      11,756                 248               33,504              9,282
                                                --------------     ---------------       --------------     --------------

Income before income taxes                                308              14,860              466,142             74,974

Income tax expense                                      5,260               1,595               89,420             17,786
                                                --------------     ---------------       --------------     --------------

Net income (loss)                                    $ (4,952)           $ 13,265            $ 376,722           $ 57,188
                                                ==============     ===============       ==============     ==============

Deemed dividend related to beneficial
   conversion feature of preferred stock                    -                   -                    -            (25,680)
Preferred stock dividends                                 (91)               (125)                (466)              (416)
Allocation of earnings to preferred stockholders            -                   -               (3,667)              (274)
                                                --------------     ---------------       --------------     --------------

Net income (loss) available to
   common stockholders - basic                       $ (5,043)           $ 13,140            $ 372,589           $ 30,818
                                                ==============     ===============       ==============     ==============

Net income (loss) available to
   common stockholders - diluted                     $ (5,043)           $ 14,758            $ 378,159           $ 30,818
                                                ==============     ===============       ==============     ==============

Net income (loss) per common share:
    Basic                                             $ (0.01)             $ 0.03               $ 0.98             $ 0.08
    Diluted                                           $ (0.01)             $ 0.03               $ 0.86             $ 0.08

Weighted average shares:
    Basic                                             382,279             376,367              379,499            381,100
    Diluted                                           382,279             438,317 *            440,585 *          390,879

Certain reclassifications, none of which affected net income, were made to the prior period amounts in order to conform to the current period's presentation.

* Fiscal year 2005 and the fourth fiscal quarter 2004 diluted weighted average shares includes 52 million potential common shares related to convertible debt which are not included in the current quarter calculation because they are anti-dilutive.

                                   Novell, Inc.
                  Consolidated Unaudited Condensed Balance Sheets
                                 (In thousands)

ASSETS                                         Oct 31, 2005              Oct 31, 2004
                                             -----------------         -----------------

Current assets
    Cash and cash equivalents                       $ 818,738                 $ 434,404
    Short-term investments                            843,666                   777,063
    Receivables, net                                  293,627                   269,431
    Prepaid expenses                                   30,777                    27,000
    Other current assets                               29,745                    28,846
                                             -----------------         -----------------
Total current assets                                2,016,553                 1,536,744

Property, plant and equipment, net                    212,377                   231,468
Long-term investments                                  54,340                    55,986
Goodwill                                              395,509                   391,088
Intangible assets, net                                 56,421                    48,616
Deferred income taxes                                   1,384                         -
Other assets                                           25,274                    29,456
                                             -----------------         -----------------

Total assets                                       $2,761,858                $2,293,358
                                             =================         =================

LIABILITIES & STOCKHOLDERS' EQUITY

Current liabilities
    Accounts payable                                 $ 45,445                  $ 55,956
    Accrued compensation                              113,760                   126,612
    Other accrued liabilities                         131,105                    98,983
    Income taxes payable                               56,869                    37,077
    Deferred revenue                                  405,751                   374,186
                                             -----------------         -----------------
Total current liabilities                             752,930                   692,814

Deferred income taxes                                   4,537                     3,855
Senior convertible debentures                         600,000                   600,000
                                             -----------------         -----------------

Total liabilities                                   1,357,467                 1,296,669

Minority interests                                      8,555                     8,325

Preferred stock                                         9,350                    25,000

Stockholders' equity                                1,386,486                   963,364
                                             -----------------         -----------------

Total liabilities and stockholders' equity         $2,761,858                $2,293,358
                                             =================         =================

Certain reclassifications were made to the prior period amounts in order to conform to the current period's presentation.

                                                  Novell, Inc.
                            Consolidated Unaudited Condensed Statements of Cash Flows
                                                 (In thousands)

                                                                     Fiscal Quarter Ended             Fiscal Year Ended
                                                                   --------------------------     --------------------------
                                                                   Oct 31, 2005  Oct 31, 2004     Oct 31, 2005  Oct 31, 2004
                                                                   ------------  ------------     ------------  ------------

Cash flows from operating activities:
    Net income (loss)                                                 $ (4,952)     $ 13,265        $ 376,722      $ 57,188
    Adjustments to reconcile net income (loss) to net cash provided by operating activities:
      Depreciation and amortization                                     13,953        14,536           56,261        53,482
      Change in accounts receivable allowances                           1,514        (3,154)          (7,838)       (4,923)
      Income tax benefits related to stock plans                        (2,367)            -           13,799             -
      Utilization of previously reserved acquired net operating losses       -             -           29,600             -
     (Gain) loss on sale of property, plant and equipment                    -           328           (1,589)       (1,639)
      Impairment of intangible assets                                    1,521             -            1,521             -
      Impairment of investments                                            192         1,400            1,300         3,848
      Acquired in-process research and development                           -             -              480             -
      Changes in current assets and liabilities,
           excluding the effect of acquisitions                         48,392        25,128           30,158        11,250
                                                                   ------------  ------------     ------------  ------------

    Net cash provided by operating activities                           58,253        51,503          500,414       119,206
                                                                   ------------  ------------     ------------  ------------

Cash flows from financing activities:
     Issuance of common stock, net                                       6,073        10,178           22,108        58,162
     Issuance of convertible preferred stock                                 -             -                -        50,000
     Issuance of senior convertible debentures                               -             -                -       600,000
     Payment of issuance costs on senior convertible debentures              -             -                -       (14,850)
     Payment of cash dividends on preferred stock                         (216)            -             (591)         (292)
     Repurchase of common stock, held in treasury                            -             -                -      (125,000)
                                                                   ------------  ------------     ------------  ------------

    Net cash provided by financing activities                            5,857        10,178           21,517       568,020
                                                                   ------------  ------------     ------------  ------------

Cash flows from investing activities:
    Purchases of property, plant and equipment                         (10,613)       (7,473)         (30,781)      (26,997)
    Proceeds from the sale of property, plant and equipment                  -         2,811           10,421         4,951
    Long-term investment activity                                        1,633        (1,414)             281        (9,399)
    Short-term investment activity                                    (228,162)     (199,981)         (74,370)     (393,495)
    Cash paid for acquisition of Salmon, net of cash acquired                -             -                -        (5,322)
    Cash paid for acquisition of SUSE, net of cash acquired                  -             -                -      (200,298)
    Cash paid for acquisiton of Tally and Immunix, net of cash acquired      -             -          (33,829)            -
    Purchase of intangible assets                                            -             -          (15,500)            -
    Other                                                                5,940         5,142            6,181        10,806
                                                                   ------------  ------------     ------------  ------------

    Net cash used in investing activities                             (231,202)     (200,915)        (137,597)     (619,754)
                                                                   ------------  ------------     ------------  ------------

Increase (decrease) in cash and cash equivalents                      (167,092)     (139,234)         384,334        67,472

Cash and cash equivalents - beginning of period                        985,830       573,638          434,404       366,932
                                                                   ------------  ------------     ------------  ------------

Cash and cash equivalents - end of period                            $ 818,738     $ 434,404        $ 818,738     $ 434,404
                                                                   ============  ============     ============  ============

Certain reclassifications were made to the prior period amounts in order to conform to the current period's presentation.

                                                         Novell, Inc.
                                         Unaudited Non-GAAP Adjusted Earnings Information
                                            (In thousands, except per share data)

                                                                Fiscal Quarter Ended               Fiscal Year Ended
                                                            ----------------------------      ----------------------------
                                                             Oct 31, 2005     Oct 31, 2004     Oct 31, 2005   Oct 31, 2004
                                                            ---------------------------------------------------------------
   GAAP diluted net income (loss) available
      to common stockholders                                   $ (5,043)       $ 14,758         $ 378,159        $ 30,818
                                                            ------------    ------------      ------------    ------------

     Pre-income tax adjustments:
       Microsoft settlement                                           -               -          (447,560)              -
       Canopy settlement                                              -               -                 -         (18,566)
       Restructuring expenses                                    37,951           8,916            59,106          22,903
       Gain on sale of property, plant and equipment                  -               -            (1,589)         (1,977)
       Impairment of intangible assets                            1,521               -             1,521               -
       Acquired in-process research and development                   -               -               480               -
       Integration costs                                              -               -                 -             372
       Impairment of investments                                    486           1,401             1,594           3,848
                                                            ------------    ------------      ------------    ------------
         Sub-total                                               39,958          10,317          (386,448)          6,580

     Income tax adjustments:
       Tax adjustments, net                                      (1,569)              -            (4,232)         (1,163)
       Cumulative tax effect of the Microsoft settlement         (1,700)              -            70,560               -

     Diluted net income (loss) adjustments:
       Debt interest expense                                      1,493               -                 -           1,974
       Preferred stock dividends                                      -               -                 -             416
       Preferred stock beneficial conversion feature                  -               -                 -          25,680
       Allocation of earnings to preferred and
         and minority stockholders                                 (391)              -             2,991             275
                                                            ------------    ------------      ------------    ------------

   Non-GAAP diluted net income available
      to common stockholders                                   $ 32,748        $ 25,075          $ 61,030        $ 64,580
                                                            ============    ============      ============    ============

   GAAP diluted net income (loss) per common share              $ (0.01)         $ 0.03            $ 0.86          $ 0.08
       Adjustments detailed above                                  0.08            0.03             (0.72)           0.08
                                                            ------------    ------------      ------------    ------------

   Non-GAAP diluted net income per common share                  $ 0.07          $ 0.06            $ 0.14          $ 0.16
                                                            ============    ============      ============    ============

   GAAP diluted weighted average shares                         382,279         438,317           440,585         390,879

     Change in dilution from assumed:
       Conversion of convertible debt                            52,075               -                 -          17,122
       Conversion of preferred stock                                  -               -                 -           3,388
       Stock option exercises                                     8,304               -                 -               -
       Restricted stock and stock-based compensation changes        403               -                 -               -
                                                            ------------    ------------      ------------    ------------

   Non-GAAP diluted weighted average shares                     443,061         438,317           440,585         411,389
                                                            ============    ============      ============    ============

   Certain reclassifications were made to the prior period amounts in order to conform to the current period's presentation.

                                                                  Novell, Inc.
                                                Consolidated Unaudited Condensed Statements of Operations
                                                       (In thousands, except per share data)

                                                                             Fiscal Year                                                Fiscal Year
                                                            Q4 2004%        2004       %     Q3 2005       %     Q4 2005%        2005%
                                                           ----------------- ----------- ------ ----------- ------- ----------- ------  ------------------
Net revenue
   Software licenses                                      $ 61,994     20.6   $ 234,037   20.1    $ 45,628    15.7    $ 78,111   24.4    $ 213,803   17.9
   Maintenance and services                                238,663     79.4     931,880   79.9     244,586    84.3     242,192   75.6      983,893   82.1
                                                           -------- -------- ----------- ------ ----------- ------- ----------- ------  ------------------
Total net revenue                                          300,657    100.0   1,165,917  100.0     290,214   100.0     320,303  100.0    1,197,696  100.0
                                                           -------- -------- ----------- ------ ----------- ------- ----------- ------  ------------------

Cost of revenue
   Software licenses                                         6,857      2.3      23,478    2.0       4,475     1.5       7,630    2.4       21,600    1.8
   Maintenance and services                                103,548     34.4     392,201   33.6     101,534    35.0     100,088   31.2      421,519   35.2
                                                           -------- -------- ----------- ------ ----------- ------- ----------- ------  ------------------
Total cost of revenue                                      110,405     36.7     415,679   35.7     106,009    36.5     107,718   33.6      443,119   37.0
                                                           -------- -------- ----------- ------ ----------- ------- ----------- ------  ------------------

Gross profit                                               190,252     63.3     750,238   64.3     184,205    63.5     212,585   66.4      754,577   63.0
                                                           -------- -------- ----------- ------ ----------- ------- ----------- ------  ------------------

Operating expenses
    Sales and marketing                                     96,785     32.2     365,319   31.3      93,464    32.2     100,426   31.4      388,846   32.5
    Product development                                     46,703     15.5     195,864   16.8      48,655    16.8      53,798   16.8      200,630   16.8
    General and administrative                              23,236      7.7     102,437    8.8      31,788    11.0      31,858    9.9      122,026   10.2
    Restructuring expenses                                   8,916      3.0      22,903    2.0       9,375     3.2      37,951   11.8       59,106    4.9
    Acquired in-process research and development                 -        -           -      -           -       -           -      -          480    0.0
    Gain on sale of property, plant and equipment                -        -      (1,977)  (0.2)          -       -           -      -       (1,589)  (0.1)
    Gain on settlement of potential litigation                   -        -           -      -           -       -           -      -     (447,560) (37.4)
                                                           -------- -------- ----------- ------ ----------- ------- ----------- ------  ------------------
Total operating expenses                                   175,640     58.4     684,546   58.7     183,282    63.2     224,033   69.9      321,939   26.9
                                                           -------- -------- ----------- ------ ----------- ------- ----------- ------  ------------------

Income (loss) from operations                               14,612      4.9      65,692    5.6         923     0.3     (11,448)  (3.6)     432,638   36.1
                                                           -------- -------- ----------- ------ ----------- ------- ----------- ------  ------------------

Other income
    Investment income                                        4,436      1.5      17,986    1.5      12,337     4.3      13,035    4.1       43,135    3.6
    Other, net                                              (4,188)    (1.4)     (8,704)  (0.7)     (3,079)   (1.1)     (1,279)  (0.4)      (9,631)  (0.8)
                                                           -------- -------- ----------- ------ ----------- ------- ----------- ------  ------------------
Other income, net                                              248      0.1       9,282    0.8       9,258     3.2      11,756    3.7       33,504    2.8
                                                           -------- -------- ----------- ------ ----------- ------- ----------- ------  ------------------

Income before income taxes                                  14,860      4.9      74,974    6.4      10,181     3.5         308    0.1      466,142   38.9

Income tax expense                                           1,595      0.5      17,786    1.5       8,041     2.8       5,260    1.6       89,420    7.5
                                                           -------- -------- ----------- ------ ----------- ------- ----------- ------  ------------------

Net income (loss)                                         $ 13,265      4.4    $ 57,188    4.9     $ 2,140     0.7    $ (4,952)  (1.5)   $ 376,722   31.5
                                                           ======== ======== =========== ====== =========== ======= =========== ======  ==================

Deemed dividend related to beneficial
   conversion feature of preferred stock                         -        -     (25,680)  (2.2)          -       -           -      -            -      -
Preferred stock dividends                                     (125)    (0.0)       (416)  (0.0)       (125)   (0.0)        (91)  (0.0)        (466)  (0.0)
Allocation of earnings to preferred stockholders                 -        -        (274)  (0.0)        (21)   (0.0)          -      -       (3,667)  (0.3)
                                                           -------- -------- ----------- ------ ----------- ------- ----------- ------  ------------------

Net income (loss) available to
   common stockholders - basic                             $ 13,140     4.4    $ 30,818    2.6     $ 1,994     0.7    $ (5,043)  (1.6)   $ 372,589   31.1
                                                           ======== ======== =========== ====== =========== ======= =========== ======  ==================

Net income (loss) available to
   common stockholders - diluted                           $ 14,758     4.9    $ 30,818    2.6     $ 1,910     0.7    $ (5,043)  (1.6)   $ 378,159   31.6
                                                           ======== ======== =========== ====== =========== ======= =========== ======  ==================

Net income (loss) per common share:
   Basic                                                    $ 0.03               $ 0.08             $ 0.01             $ (0.01)             $ 0.98
   Diluted                                                  $ 0.03               $ 0.08             $ 0.00             $ (0.01)             $ 0.86
                                                           ========          ===========        ===========         ===========         ===========

Weighted average shares:
    Basic                                                  376,367              381,100            380,242             382,279             379,499
    Diluted                                                438,317              390,879            385,377             382,279             440,585

Certain reclassifications, none of which affected net income, were made to the prior period amounts in order to conform to the current period's presentation.

                                                               Novell, Inc.
                                              Unaudited Trended Solutions and Segment Revenue
                                                             (In thousands)

                                                                          Fiscal Year                                                           Fiscal Year
Revenue by solution                                  Q4 2004%         2004         %       Q3 2005        %       Q4 2005%          2005%
                                                  ------------- -------  ------------- -------- ------------- -------  ------------- --------  ------------- --------

  IT software and solutions

    Identity-driven computing
      Identity management and web services            $ 28,288     9.4      $ 101,531      8.7      $ 27,397     9.4       $ 33,608     10.5      $ 113,582      9.5
      Resource management                               33,602    11.2        124,337     10.7        32,881    11.3         50,180     15.7        144,367     12.1
                                                  ------------- -------  ------------- -------- ------------- -------  ------------- --------  ------------- --------
    Total identity-driven computing                     61,890    20.6        225,868     19.4        60,278    20.8         83,788     26.2        257,949     21.5
                                                  ------------- -------  ------------- -------- ------------- -------  ------------- --------  ------------- --------

    Cross platform services
      Linux and platform services                       84,795    28.2        349,593     30.0        79,807    27.5         87,044     27.2        328,622     27.4
      Collaboration and other products                  32,101    10.7        123,544     10.6        27,171     9.4         33,597     10.5        116,524      9.7
                                                  ------------- -------  ------------- -------- ------------- -------  ------------- --------  ------------- --------
    Total cross platform services                      116,897    38.9        473,137     40.6       106,978    36.9        120,641     37.7        445,146     37.2
                                                  ------------- -------  ------------- -------- ------------- -------  ------------- --------  ------------- --------

      Total software licenses and maintenance          178,787    59.5        699,005     60.0       167,256    57.6        204,429     63.8        703,095     58.7

    Global services                                     82,689    27.5        304,848     26.1        85,126    29.3         83,189     26.0        336,128     28.1
                                                  ------------- -------  ------------- -------- ------------- -------  ------------- --------  ------------- --------

  Total IT software and solutions                      261,476    87.0      1,003,853     86.1       252,382    87.0        287,618     89.8      1,039,223     86.8

  Celerant consulting                                   39,181    13.0        162,064     13.9        37,832    13.0         32,685     10.2        158,473     13.2
                                                  ------------- -------  ------------- -------- ------------- -------  ------------- --------  ------------- --------

Total net revenue by solution                        $ 300,657   100.0    $ 1,165,917    100.0     $ 290,214   100.0      $ 320,303    100.0    $ 1,197,696    100.0
                                                  ============= =======  ============= ======== ============= =======  ============= ========  ============= ========

Revenue by segment

  North America                                      $ 132,824    44.2      $ 514,477     44.1     $ 129,886    44.8      $ 134,629     42.0      $ 513,497     42.9
  EMEA                                                  99,197    33.0        378,273     32.4        92,633    31.9        120,770     37.7        407,998     34.1
  Asia Pacific                                          15,482     5.1         61,774      5.3        17,019     5.9         15,559      4.9         61,430      5.1
  Latin America                                          5,336     1.8         21,026      1.8         5,590     1.9          7,546      2.4         23,701      2.0
  Japan                                                  8,637     2.9         28,304      2.4         7,254     2.5          9,114      2.8         32,597      2.7
  Celerant Consulting                                   39,181    13.0        162,063     13.9        37,832    13.0         32,685     10.2        158,473     13.2
                                                  ------------- -------  ------------- -------- ------------- -------  ------------- --------  ------------- --------

Total net revenue by segment                         $ 300,657   100.0    $ 1,165,917    100.0     $ 290,214   100.0      $ 320,303    100.0    $ 1,197,696    100.0
                                                  ============= =======  ============= ======== ============= =======  ============= ========  ============= ========

Linux platform revenue (included in above amounts)

  Open Enterprise Server                              $      -       -       $      -        -      $ 30,964    65.4       $ 46,540     75.8       $ 85,332     57.6
  Other Linux platform revenue                          11,848   100.0         39,168    100.0        16,352    34.6         14,827     24.2         62,766     42.4
                                                  ------------- -------  ------------- -------- ------------- -------  ------------- --------  ------------- --------

Total Linux platform revenue                          $ 11,848   100.0       $ 39,168    100.0      $ 47,316   100.0       $ 61,367    100.0      $ 148,098    100.0
                                                  ============= =======  ============= ======== ============= =======  ============= ========  ============= ========

Certain reclassifications were made to the prior period amounts in order to conform to the current period's presentation.

The $13.5 million Q3 2004 payment from The Canopy Group, Inc. is recorded in Linux and Platform Services as maintenance and services revenue in North America.

                                                                             Novell, Inc.
                                        Unaudited Trended Solutions Revenue by New Software Licenses and Maintenance and Services
                                                                            (In thousands)

                                                                          Fiscal Year                                                              Fiscal Year
                                                     Q4 2004%         2004          %       Q3 2005        %         Q4 2005%          2005%
                                                  ------------- -------- -------------- -------- ------------- --------   ------------- --------  -------------- --------
IT software and solutions

  Identity-driven computing
    Identity management and web services
      Software licenses                               $ 12,016      4.0       $ 40,545      3.5       $ 8,647      3.0        $ 17,059      5.3        $ 43,400      3.6
      Maintenance and services                          16,272      5.4         60,986      5.2        18,750      6.5          16,549      5.2          70,182      5.9
                                                  ------------- -------- -------------- -------- ------------- --------   ------------- --------  -------------- --------
                                                        28,288      9.4        101,531      8.7        27,397      9.4          33,608     10.5         113,582      9.5
                                                  ------------- -------- -------------- -------- ------------- --------   ------------- --------  -------------- --------

    Resource management
      Software licenses                                 11,242      3.7         40,505      3.5         8,195      2.8          24,225      7.6          46,529      3.9
      Maintenance and services                          22,360      7.4         83,832      7.2        24,686      8.5          25,955      8.1          97,838      8.2
                                                  ------------- -------- -------------- -------- ------------- --------   ------------- --------  -------------- --------
                                                        33,602     11.2        124,337     10.7        32,881     11.3          50,180     15.7         144,367     12.1
                                                  ------------- -------- -------------- -------- ------------- --------   ------------- --------  -------------- --------

  Cross platform services
    Linux and platform services
      Software licenses                                 25,457      8.5        107,698      9.2        20,667      7.1          24,844      7.8          87,207      7.3
      Maintenance and services                          59,338     19.7        241,895     20.7        59,140     20.4          62,200     19.4         241,415     20.2
                                                  ------------- -------- -------------- -------- ------------- --------   ------------- --------  -------------- --------
                                                        84,795     28.2        349,593     30.0        79,807     27.5          87,044     27.2         328,622     27.4
                                                  ------------- -------- -------------- -------- ------------- --------   ------------- --------  -------------- --------

    Collaboration and other products
      Software licenses                                 13,278      4.4         45,289      3.9         8,119      2.8          11,984      3.7          36,666      3.1
      Maintenance and services                          18,823      6.3         78,255      6.7        19,052      6.6          21,613      6.7          79,858      6.7
                                                  ------------- -------- -------------- -------- ------------- --------   ------------- --------  -------------- --------
                                                        32,101     10.7        123,544     10.6        27,171      9.4          33,597     10.5         116,524      9.7
                                                  ------------- -------- -------------- -------- ------------- --------   ------------- --------  -------------- --------

  Total software, licenses and maintenance
      Software licenses                                 61,994     20.6        234,037     20.1        45,628     15.7          78,111     24.4         213,803     17.9
      Maintenance and services                         116,793     38.8        464,968     39.9       121,628     41.9         126,318     39.4         489,292     40.9
                                                  ------------- -------- -------------- -------- ------------- --------   ------------- --------  -------------- --------
                                                       178,787     59.5        699,005     60.0       167,256     57.6         204,429     63.8         703,095     58.7
                                                  ------------- -------- -------------- -------- ------------- --------   ------------- --------  -------------- --------

  Global services                                       82,689     27.5        304,848     26.1        85,126     29.3          83,189     26.0         336,128     28.1
                                                  ------------- -------- -------------- -------- ------------- --------   ------------- --------  -------------- --------

Total IT software and solutions
    Software licenses                                   61,994     20.6        234,037     20.1        45,628     15.7          78,111     24.4         213,803     17.9
    Maintenance and services                           199,483     66.3        769,816     66.0       206,754     71.2         209,507     65.4         825,420     68.9
                                                  ------------- -------- -------------- -------- ------------- --------   ------------- --------  -------------- --------
                                                       261,476     87.0      1,003,853     86.1       252,382     87.0         287,618     89.8       1,039,223     86.8
                                                  ------------- -------- -------------- -------- ------------- --------   ------------- --------  -------------- --------

Celerant consulting                                     39,181     13.0        162,064     13.9        37,832     13.0          32,685     10.2         158,473     13.2
                                                  ------------- -------- -------------- -------- ------------- --------   ------------- --------  -------------- --------

Total net revenue
    Software licenses                                   61,994     20.6        234,037     20.1        45,628     15.7          78,111     24.4         213,803     17.9
    Maintenance and services                           238,663     79.4        931,880     79.9       244,586     84.3         242,192     75.6         983,893     82.1
                                                  ------------- -------- -------------- -------- ------------- --------   ------------- --------  -------------- --------

Total net revenue                                    $ 300,657    100.0    $ 1,165,917    100.0     $ 290,214    100.0       $ 320,303    100.0     $ 1,197,696    100.0
                                                  ============= ======== ============== ======== ============= ========   ============= ========  ============== ========

Certain reclassifications were made to the prior period amounts in order to conform to the current period's presentation.

The $13.5 million Q3 2004 payment from The Canopy Group, Inc. is recorded in Linux and Platform Services as maintenance and services revenue.

                                        Novell, Inc.
                Major IT Software and Solutions Included Within Reported Line Items

                         Identity-Driven Computing

                                Identity Management and Web Services

                                     > Identity Manager (DirXML)
                                     > Web Services (exteNd)
                                     > eDirectory
                                     > BorderManager
                                     > SecureLogin
                                     > iChain

                                Resource Management

                                     > ZENworks Suite
                                     > ZENworks Patch Management
                                     > ZENworks Asset Management
                                     > ZENworks Linux Management (Red Carpet)

                         Cross Platform Services

                                Linux and Platform Services

                                     > Open Enterprise Server
                                     > SUSE LINUX Enterprise Server
                                     > SUSE LINUX Professional
                                     > NetWare
                                     > Small Business Suite
                                     > Cluster Services

                                Collaboration and Other Products

                                     > GroupWise
                                     > Novell Linux Desktop
                                     > Other Products

                         Global Services

                                > IT Consulting Services
                                > Technical Support Services
                                > Training Services

             ---------------------------------------------------------------------------------------------------

                         Linux Platform Revenue

                                > Open Enterprise Server
                                > SUSE LINUX Enterprise Server
                                > SUSE LINUX Professional
                                > Novell Linux Desktop
                                > ZENworks Linux Management (Red Carpet)
                                > Technical Support Services (related to Linux Platform products)